UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/19/2006

International Securities Exchange, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-117145

Delaware	01-0681729
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

60 Broad Street, New York, NY 10004
(Address of principal executive offices, including zip code)

212-943-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On April 19, 2006, the Registrant announced that it is entering the equities market through the launch of ISE Stock Exchange, LLC in partnership with key strategic investors. A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits:

99.1 Press Release dated April 19, 2006, announcing Registrant's entrance into the equities market through the launch of ISE Stock Exchange, LLC in partnership with key strategic investors.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Securities Exchange, Inc.

Date: April 19, 2006	By:	/s/ Michael J. Simon
Michael J. Simon
General Counsel, Secretary and Chief Regulatory Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated April 19, 2006, announcing Registrant's entrance into the equities market through the launch of ISE Stock Exchange, LLC in partnership with key strategic investors.